UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

MARLIN BUSINESS SERVICES CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 479-9111

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MRLN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a Special Meeting of Shareholders of Marlin Business Services Corp. (the “Company”) held on Wednesday, August 4, 2021, at 9:00 a.m. Eastern time (the “Special Meeting”), shareholders holding 9,776,160 shares of the Company’s common stock, par value $0.01 per share, were present, individually or by proxy, representing approximately 81.26% of the 12,030,269 shares of the Company’s common stock that were issued and outstanding as of June 25, 2021, the record date for the Special Meeting.

At the Special Meeting, the Company’s shareholders (i) approved the adoption of the Agreement and Plan of Merger, dated as of April 18, 2021, by and among the Company, Madeira Holdings, LLC and Madeira Merger Subsidiary, Inc. (the “Merger Agreement”), which provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Madeira Merger Subsidiary Inc., an indirect wholly-owned subsidiary of funds managed by HPS Investment Partners, LLC (“HPS”), will be merged with an into the Company with the Company surviving the merger and becoming a wholly-owned subsidiary of funds managed by HPS (the “Merger”), for $23.50 per share of Company common stock in cash, without interest, and subject to adjustment as set forth in the Merger Agreement (the “Merger Proposal”), (ii) approved, on a non-binding advisory basis, the compensation of the named executive officers of the Company based on or that otherwise relates to the Merger and the Merger Agreement, as disclosed pursuant to Item 402(t) of Regulation S-K (the “Merger-Related Compensation Proposal”) and (iii) approved one or more adjournments of the Special Meeting, if necessary or advisable, including adjournments to permit further solicitation of proxies in favor of the Merger Proposal if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). The proposals are described in further detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on Schedule 14A on June 30, 2021.

Votes cast at the Special Meeting were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Merger Proposal	9,751,767	4,984	19,409	N/A
Merger-Related Compensation Proposal	9,533,906	194,083	48,171	N/A
Adjournment Proposal	9,334,659	418,006	23,495	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.

Date: August 5, 2021	By:	/s/ Ryan Melcher
	Name:	Ryan Melcher
	Title:	Senior Vice President, General Counsel and Corporate Secretary